UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2020

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2020, SG Blocks, Inc., a Delaware corporation (the “Company”), received a written notice (the “Notice”) from the Listing Qualifications department of The Nasdaq Stock Market (“NASDAQ”) that the Company had been granted an additional 180 calendar days, or until June 29, 2020, to regain compliance with the minimum $1.00 bid price per share requirement of the Listing Rules of Nasdaq (the “Minimum Bid Price Requirement”) as required by NASDAQ Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market.

As previously disclosed by the Company on that certain Current Report on Form 8-K filed on July 5, 2019 with the U.S. Securities and Exchange Commission (the “SEC”), on July 1, 2019, the Company received a written notice (the “Initial Notice”) from the Listing Qualifications department of NASDAQ indicating that the Company was not in compliance with the Minimum Bid Price Requirement as required by NASDAQ Listing Rule 5550(a)(2). The Initial Notice provided the Company 180 calendar days, or until December 30, 2019, to regain compliance with NASDAQ Listing Rule 5550(a)(2).

The Staff of the SEC further stated in the Notice that its determination to grant an extension was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.  The Notice also stated that if at any time during this additional time period the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide written confirmation of compliance and this matter will be closed.  If, however, compliance cannot be demonstrated by June 29, 2020, the Staff will provide written notification that the Company’s common stock will be delisted from The Nasdaq Capital Market.

The Notice has no immediate effect on the listing or trading of the Company’s common stock and the common stock will continue to trade on The NASDAQ Capital Market under the symbol “SGBX.”

The Company intends to actively monitor the bid price of its common stock and will consider available options to regain compliance with the NASDAQ listing requirements, including such actions as effecting a reverse stock split to maintain its NASDAQ listing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG Blocks, Inc.

Dated: January 2, 2020	By:	/s/ Paul Galvin
Paul Galvin
Chairman and CEO

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